SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 2001


                         Lexington Precision Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-3252                22-1830121
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)


         767 Third Avenue, New York, NY                      10017
--------------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events

         On November 1, 2001, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000 from October 31, 2001 to 5:00 p.m., New York City time, on November 30, 2001, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1    Press release dated October 31, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        November 1, 2001                   LEXINGTON PRECISION CORPORATION


                                                 By:    /s/ Michael A. Lubin
                                                      --------------------------
                                                      Michael A. Lubin
                                                      Chairman of the Board

                                  EXHIBIT INDEX


     Exhibit
     Number        Exhibit Name                              Location
     --------      ------------                              --------

      99.1         Press release dated October 31, 2001      Filed herewith